Exhibit 10.148

                             RESTRUCTURING AGREEMENT

         This Restructuring Agreement (the "Agreement") is made and dated as of this 17th day of January, 2001, by and among DISPLAY TECHNOLOGIES, INC., a Nevada corporation ("Display"), AD ART ELECTRONIC SIGN CORPORATION, a Florida corporation ("Ad Art"), DON BELL INDUSTRIES, INC., a Florida corporation ("Don Bell"), J.M. STEWART MANUFACTURING, INC., a Florida corporation ("Stewart Manufacturing"), LA-MAN CORPORATION, a Nevada corporation ("La-Man"), J.M. STEWART CORPORATION, a Florida corporation ("Stewart Corporation"), J.M. STEWART INDUSTRIES, INC., a Florida corporation ("Stewart Industries"), VISION TRUST MARKETING, INC., a Florida corporation ("Vision Trust"), LOCKWOOD SIGN GROUP, INC., a Florida corporation ("Lockwood"), HAMILTON DIGITAL DESIGNS, LTD., an Ontario (Canada) corporation ("Hamilton"), AMERIVISION OUTDOOR, INC., a Florida corporation ("AmeriVision") (collectively, the "Borrowers"), and SOUTHTRUST BANK, a bank chartered under the laws of the State of Alabama and formerly doing business as SouthTrust Bank, National Association (the "Bank").

                              W I T N E S S E T H:
                          ----------------------------

         A. Pursuant to that Loan and Security Agreement dated as of June 2, 1999, as amended by Amendment No. 1 to Loan and Security Agreement dated March 3, 2000 (the "Amendment") by and among the Bank and the Original Borrowers and by the Forbearance Agreement (as hereinafter defined) (as amended, the "Existing Loan Agreement"), the Bank extended the following credit facilities to the Borrowers, other than AmeriVision:

                  1.  A  revolving  loan  in the  maximum  principal  amount  of
         $23,000,000.00 (the "Revolving Loan"), evidenced by that certain Amended and Restated Revolving Loan Promissory Note dated March 3, 2000 in the maximum principal amount of $23,000,000.00 made by the Borrowers, other than for AmeriVision, to the order to the Bank (the
         "Revolving Note"). The Revolving Loan originally was limited to the maximum principal amount of $10,000,000.00 pursuant to that certain Loan and Security Agreement by and between Display Technologies, as Borrower, and SouthTrust Bank, dated as of June 2, 1999 and that certain Revolving Loan Promissory Note dated June 2, 1999 in principal amount of $10,000,000, but was subsequently increased in March 2000 to a maximum principal amount of $23,000,000.00 pursuant to the Amendment;

                  2. A term loan in the original principal amount of $1,000,000.00 (the "Term Loan"), evidenced by that certain Term Promissory Note dated June 2, 1999 in the original principal amount of $1,000,000.00 made by Borrowers, other than AmeriVision, to the order of the Bank (the "Term Note");

                  3. Irrevocable Letter of Credit # SB-1326 in amount of up to $2,500,000.00 dated August 1, 1997 issued by the Bank for the account of the Borrowers, other than

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         AmeriVision  (the "1997 Letter of Credit"),  securing  $2,500,000.00 of
         Display's Variable/Fixed Rate Credit Enhanced Notes (the "1997 Demand Notes") issued pursuant to that certain Trust Indenture dated as of August 1, 1997 (the "1997 Indenture"); and

                  4. Irrevocable Letter of Credit # SB2128 in amount of up to $2,546,028.00 dated June 17, 1999 issued by the Bank for the account of the Borrowers, other than AmeriVision (the "1999 Letter of Credit"), securing $2,500,000 of Display's Variable/Fixed Rate Credit Enhanced Notes (the "1999 Demand Notes") issued pursuant to that certain Trust Indenture dated as of June 2, 1999 (the "1999 Indenture")

(collectively, the "Existing Loans").

         B. As more particularly set forth in the Joinder and Forbearance Agreement dated as of September 26, 2000 by and among the Borrowers, other than AmeriVision, and the Bank, as amended by that certain Amendment to Joinder and Forbearance Agreement dated as of October 31, 2000 by and among the Borrowers, other than AmeriVision, and the Bank (as amended, the "Forbearance Agreement"), certain Events of Default have occurred under the Existing Loan Agreement. As a result of such Events of Default, the Bank had no obligation under the Existing Loan Agreement to make any further advances on the Revolving Note and had the right to declare the unpaid balance of the Loans to be forthwith due and payable and to exercise such other rights and remedies available to the Bank under the Existing Loan Agreement, the related loan documents and applicable law.

         C. At the request of the Borrowers (other than AmeriVision), the Bank agreed to and did enter into the Forbearance Agreement, pursuant to which the Bank agreed, subject to certain conditions, to forbear from exercising its rights and remedies under the Existing Loan Agreement and related loan documents and to provide the Borrowers with additional revolving credit availability.

         D. Certain defaults and Events of Default have occurred under the Forbearance Agreement, including, without limitation, the Borrowers' failure to comply with the maximum overadvance provisions set forth in the Forbearance Agreement. As a result of such defaults and Events of Default, the Forbearance Period (as such term is defined in the Forbearance Agreement) has expired, and the Bank has no further obligation to forbear from exercising its rights and remedies or to make any further credit available to any of the Borrowers.

         E. The Borrowers have asked the Bank to restructure the Existing Loans to, among other things, continue for a limited period of time to provide the Borrowers with additional credit and to restructure the Existing Loans, and the Bank is willing to do so, but only on the terms and conditions set forth herein.


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


         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       DEFINITIONS.

                  a. The term "Ad Art Loan Agreement" shall mean the Loan and Security Agreement of even date herewith between Ad Art, Hamilton, and the Bank, a true and correct copy of which is attached hereto as EXHIBIT A.

                  b. The term "Remaining Businesses Loan Agreement" shall mean the Loan and Security Agreement of even date herewith by and among the Remaining Businesses and the Bank, a true and correct copy of which is attached hereto as EXHIBIT B.

                  c. The term "Remaining  Businesses"  means Display,  Don Bell,
Stewart  Manufacturing,   La-Man,   Stewart  Corporation,   Stewart  Industries,
Lockwood, and AmeriVision.

                  d. The term "Loan Agreements" shall mean the Ad Art Loan Agreement and the Remaining Businesses Loan Agreement.

                  e. The term "Loan Documents" shall mean this Agreement, the Loan Agreements and any and all documents related to any of the Obligations under the Loan Agreements, including, without limitation, the documents listed on EXHIBIT C attached hereto.

                  f. The term "Collateral" shall mean any and all property, whether real or personal, tangible or intangible, which secure any of the Obligations under either of the Loan Agreements, including, without limitation, the Ad Art Collateral, the Hamilton Collateral, the Remaining Businesses Collateral, and any other collateral described in the Loan Documents.

                  g. The term "Remaining Business Excluded Assets" means (a) the assets of La-Man, (b) the Remaining Businesses' Accounts that are not Eligible Accounts as of the date of this Agreement, (c) the Roseville Sign and (d) the Holland Tunnel sign, as such assets are more particularly described on EXHIBIT D attached hereto.

                  h.       The term "Net Cash Proceeds" means:

                           (i) with  respect to the  assets of La-Man,  the term
"Net Cash Proceeds" means (A) all cash proceeds collected and received by the Borrower from the sale of any assets of La-Man, except for sales of inventory in the ordinary course of business, LESS (B) the aggregate amount of La-Man's Eligible Accounts and Eligible Inventory included in the Aggregate Loan Values of the Restructured Revolving Loan as of the date such sale closes, and LESS (C) any and all fees and expenses (including, without limitation, legal fees and expenses, brokerage fees and


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

commissions, and recording fees) incurred by Borrower or the Bank with respect to such sale or sales, and LESS (D) any debts secured by a Lien on any of the assets of La-Man that are being sold pursuant to such sale or sales that are senior to any Lien of the Bank thereon;

                           (ii) with  respect to the  Roseville  Sign,  the term
"Net Cash Proceeds" means (A) all cash proceeds collected and received by the Borrower from the sale thereof, LESS (B) any and all fees and expenses
(including, without limitation, legal fees and expenses, brokerage fees and commissions, recording costs) incurred by Borrower or the Bank with respect to such sale, and LESS (C) any debts secured by a Lien on the Roseville Sign that are senior to any Lien of the Bank thereon; and

                           (iii) with respect to the Holland  Tunnel  Sign,  the
term "Net Cash Proceeds" means (A) all cash proceeds collected by the Borrower from the sale of the Holland Tunnel Sign, less (B) the indebtedness owed by AmeriVision to Ad Art with respect to the Holland Tunnel Sign, and LESS (C) any and all fees and expenses (including, without limitation, legal fees and expenses, brokerage fees and commissions, recording costs) incurred by Borrower or the Bank with respect to such sale, and LESS (D) any debts secured by a Lien on the Holland Tunnel Sign that are senior to any Lien of the Bank thereon.

                  i.       The  term  "Maturity  Date"  means  the date on which
the  Restructured   Revolving  Loan  and  the  Term  Loan  mature,   whether  by
acceleration or otherwise.

                  j. The term "Roseville Sign" means the electronic sign, including both the electronic and non-electronic components, that was manufactured by Ad Art and sold to AmeriVision which has been installed on or near, and is currently located on or near, the property of the Roseville Auto Mall in Roseville, California.

                  k. The term "Holland Tunnel Sign" means the electronic sign, including both the electronic and non-electronic components, that was manufactured by Ad Art and sold to AmeriVision which has been installed near, and is currently located near, the entrance to the Holland Tunnel in New York, New York.

                  l. Capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Ad Art Loan Agreement and the Remaining Businesses Loan Agreement, as the case may be.


         2. ACKNOWLEDGMENTS BY BORROWERS. Each of the Borrowers acknowledges and agrees as follows:

                  a. ACKNOWLEDGMENT OF DEFAULT AND ENTITLEMENT TO PAYMENT.  That
(i) on and as of the date hereof, each of the Term Loan and the Revolving Loan is and remains in default; (ii) on and as of the date hereof, the Bank has the right to make demand upon each of the Borrowers for the payment in full of the Term Loan and the Revolving Loan, and that such demand for payment would be proper in all respects; and (iii) the Borrowers each waive any and

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

all further notice, presentment, notice of dishonor or demand with respect to the indebtedness evidenced by the Existing Loan Agreement and the related loan documents;

                  b. ACKNOWLEDGMENT OF INDEBTEDNESS TO THE BANK. That, as of January 17, 2001, (i) the Borrowers are indebted, jointly and severally, to the Bank under the Revolving Loan in the principal amount of $13,122,489.56, plus accrued interest thereon for legal fees and other costs and expenses due under the Existing Loan Agreement and loan documents relating to the Revolving Loan;
(ii) the Borrowers are indebted, jointly and severally, to the Bank under the Term Loan in the principal amount of $456,915.66, for accrued interest in the amount of $2,270.59, and for legal fees and other costs and expenses due under the Existing Loan Agreement and loan documents relating to the Term Loan; (iii) on and as of the date hereof, all of the foregoing amounts remain outstanding and unpaid; (iv) on and as of the date hereof, none of the Borrowers has knowledge of any claim or counterclaim of any kind or nature against the Bank, relating to the Loans or otherwise; and (v) on and as of the date hereof, all such amounts are due and payable in full, without offset, deduction or counterclaim of any kind or character whatsoever, but are subject to increase as a result of any and all interest, fees and other charges which are or shall become due and payable to the Bank under the Existing Loan Agreement and related loan documents;

                  c. ACKNOWLEDGMENT OF INDEBTEDNESS DUE UNDER THE DEMAND NOTES. That, as of January 11, 2001, (i) the outstanding principal indebtedness due under the 1997 Demand Notes is $2,150,000.00, along with interest accrued at the contract rate from September 1, 2000 until the date hereof; (ii) the outstanding principal indebtedness due under the 1999 Demand Notes is $2,395,000.00, along with interest accrued at the contract rate from September 1, 2000 until the date hereof; (iii) the Borrowers are current on all payments of interest due under the 1997 Demand Notes and the 1999 Demand Notes; and (iv) to the extent any draws are made against the 1997 Letter of Credit or the 1999 Letter of Credit (together, the "Letters of Credit") and the Bank is required to fund such Letters of Credit, the Borrowers are liable, jointly and severally, to reimburse the Bank for all such amounts and all other fees and expenses due under the Loan Documents;

                  d. ACKNOWLEDGMENT OF LIENS ON COLLATERAL. That the Bank's security interests in and liens on Collateral (as such term is defined in the Existing Loan Agreement and Forbearance Agreement), and any and all rents and proceeds therefrom, are and shall remain in full force and effect as security for all the Existing Loans, and the same is hereby ratified and confirmed by the Borrowers in all respects; and

                  e. ACKNOWLEDGMENT OF LIABILITY FOR LEGAL FEES AND COLLECTION COSTS. That, without limitation of the foregoing, the Borrowers are liable, jointly and severally, for all of the Bank's reasonable attorneys' fees and expenses and collection costs incurred in connection with the Existing Loans through the date of this Agreement and are liable for all of the Bank's attorneys' fees and expenses and collection costs incurred after the date hereof.


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


         3.       RESTRUCTURING OF EXISTING LOANS.

                  a. THE REVOLVING LOAN. The Revolving Loan will be restructured into two loans as follows:

                           i. THE AD ART LOAN.  $8,122,489.56 of the outstanding
balance of the Revolving Loan as of the date of this Agreement shall be restructured into a new loan made by the Bank to Ad Art and Hamilton (the "Ad Art Loan") pursuant to the Ad Art Loan Agreement. Except for Ad Art and Hamilton, the Remaining Businesses shall not be liable on the Ad Art Loan pursuant to the Ad Art Loan Agreement. The Ad Art Loan shall be secured by the Ad Art Collateral and the Hamilton Collateral. The Ad Art Loan shall be paid out of the proceeds of the Orderly Liquidation of Ad Art and of the Hamilton Collateral. The Ad Art Loan shall mature on June 30, 2001. The Ad Art Loan shall be payable in accordance with the terms of the Ad Art Loan Agreement. The Ad Art Loan is not a revolving loan.

                           ii. THE  RESTRUCTURED  REVOLVING  LOAN. The remaining
balance of the Revolving Loan shall be restructured in accordance with the terms and conditions of the Remaining Businesses Loan Agreement (the "Restructured Revolving Loan"). Pursuant to the terms of the Remaining Businesses Loan Agreement, the Bank shall make advances and overadvances to the Remaining Businesses in an amount up to the lesser of (a) $14,877,510.44 or (b) the sum of
(i) the Aggregate Loan Value under the Remaining Businesses Loan Agreement, plus
(ii) $2,600,000.00. The Remaining Businesses shall use the proceeds of any and all advances and overadvances made on the Restructured Revolving Loan solely and strictly as provided in the Cash Flow Forecasts (as such term is defined in the Remaining Businesses Loan Agreement) prepared by the Remaining Businesses and furnished to the Bank. The Remaining Businesses covenant and agree that the proceeds of the Restructured Revolving Loan shall not be used to fund the Interim Operation or Orderly Liquidation of Ad Art. The Restructured Revolving Loan shall be secured by all the Remaining Businesses Collateral. The Restructured Revolving Loan shall mature on June 30, 2001. The Restructured Revolving Loan will be payable in accordance with the terms of the Remaining Businesses Loan Agreement.

                  b. THE TERM LOAN. Ad Art and Hamilton shall be released from liability for the Term Loan, as amended and restated pursuant hereto. Each of the Remaining Businesses will continue to be liable for, and AmeriVision will assume liability for, the repayment of the Term Loan in accordance with the terms of the Term Note, as amended and restated pursuant hereto; provided, however, that the maturity of the Term Note is hereby modified to June 30, 2001. The Term Note shall be secured by all of the Collateral presently securing the Term Note, including, without limitation, all of the Remaining Businesses Collateral; provided however, that the Florida Real Estate shall continue to secure only the Term Loan and shall not secure the repayment of any of the other Obligations under either of the Loan Agreements.

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

                  c. THE 1997 LETTER OF CREDIT. Ad Art and Hamilton shall be released from liability for any Obligations arising out of or pertaining to the 1997 Letter of Credit. The Remaining Businesses (including AmeriVision, which shall assume liability for such letter of credit) shall remain liable, jointly and severally, to Bank for any and all draws made against, or other Obligations arising out of or pertaining to, the 1997 Letter of Credit.

                  d. THE 1999 LETTER OF CREDIT. Each of the Remaining Businesses shall be released from liability for any Obligations arising out of or pertaining to the 1999 Letter of Credit. Ad Art and Hamilton shall remain liable, jointly and severally, to Bank for any and all draws made against, or other Obligations arising out of or pertaining to, the 1999 Letter of Credit.

         4. THE AD ART WINDDOWN LOAN. The Bank shall make an additional loan of up to One Million and No/100 Dollars ($1,000,000.00) to Ad Art and its subsidiary, Hamilton, for the purpose of funding Ad Art's Interim Operations and Orderly Liquidation (the "Ad Art Winddown Loan"). The Ad Art Winddown Loan is not a revolving loan. Advances on the Ad Art Winddown Loan shall be made to Ad Art in accordance with the Ad Art Winddown Budget. The Ad Art Winddown Loan shall be secured by all of the Ad Art Collateral and the Hamilton Collateral. The Ad Art Winddown Loan shall mature on June 30, 2001. The Ad Art Winddown Loan shall be payable in accordance with the terms of the Ad Art Loan Agreement.

         5.       COLLATERAL.

                  A. COLLATERAL SECURING THE AD ART OBLIGATIONS. The Ad Art Obligations shall be secured by all of the Ad Art Collateral and the Hamilton Collateral.

                  B. COLLATERAL SECURING THE REMAINING BUSINESSES OBLIGATIONS.

                           i.  EXISTING  COLLATERAL.  The  Remaining  Businesses
Obligations shall be secured by all of the Remaining Businesses Collateral that currently secure the Loans, including, without limitation, all the Remaining Businesses Collateral; provided, however, that the Florida Real Estate shall continue to secure only the Term Loan, as restructured hereby, and shall not secure any of the other Obligations under either of the Loan Agreements.

                           ii.  ADDITIONAL  COLLATERAL.  As security for all the
Remaining Businesses Obligations, Lockwood shall grant the Bank Liens on (1) the Lockwood Real Estate, junior only to the existing mortgage liens of First Union National Bank and BB&T thereon, (2) all furniture, fixtures and equipment of Lockwood, and (3) all personal property of AmeriVision, including, without limitation, all of its inventory, accounts, equipment, documents, chattel paper, instruments and the proceeds thereof.

                           iii.  RAYMOND  JAMES  GUARANTY.  The repayment of the
Remaining Businesses Obligations shall be personally guaranteed, in a limited amount, by Raymond James Capital (the "Raymond James Guaranty"). As more specifically provided in the Raymond James

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

Guaranty, the amount of the Raymond James Guaranty shall be limited to the principal sum of $1,750,000.00, less (a) fifty cents (50(cent)) for each dollar of Net Cash Proceeds collected by the Remaining Businesses on the Remaining Businesses Excluded Assets up to $1,000,000.00, for a maximum reduction of liability under the Raymond James Guaranty of $500,000.00, and less (b) thirty-three and one-third cents (33 1/3(cent)) for each dollar of Net Cash Proceeds collected by the Remaining Businesses on the Remaining Businesses Excluded Assets in excess of $1,000,000.00 up to $2,500,000.00, for a maximum additional reduction of liability under the Raymond James Guaranty of $500,000.00.

                  C. APPLICATION OF PROCEEDS OF COLLATERAL.

                           i. SPECIAL  COLLECTION  ACCOUNTS.  In accordance with
the terms of the Loan Agreements, the Remaining Businesses and Ad Art shall make all deposits into their respective Special Collection Accounts. Except as expressly provided below, the deposits made by the Remaining Businesses into their respective Special Collection Accounts shall be applied, in accordance with the Remaining Businesses Loan Agreement, against the Restructured Revolving Loan. Except as expressly provided below, the deposits made by Ad Art into its Special Collection Account shall be applied against the Ad Art Loan, the Ad Art Winddown Loan, to fund a reserve with respect to the 1999 Letter of Credit, and to fund any other Ad Art Obligations.

                           ii.  APPLICATION  OF  REMAINING  BUSINESSES  EXCLUDED
ASSETS.  The Net Cash  Proceeds  received by the Remaining  Businesses  from the
Remaining Businesses Excluded Assets shall be applied, first, against the Restructured Revolving Loan and, second, against the Term Loan, and, third, to any other of the Remaining Businesses Obligations.

                           iii.   APPLICATION  OF  NET  PROCEEDS  FROM  SALE  OF
HAMILTON. The Net Cash Proceeds receiving from the sale of the Hamilton Collateral shall be applied against the Ad Art Loan, the Ad Art Winddown Loan, or to fund a reserve of respect to the 1999 Letter of Credit as the Bank determines in its sole and absolute discretion.

         6. PAYMENT OF LOAN RESTRUCTURING FEE. To induce the Bank to enter into the Agreement, the Remaining Businesses shall, upon the execution and delivery of this Agreement, pay in Cash to the Bank a loan restructuring fee in the amount of One Hundred Thousand and No/100 Dollars (U.S. $100,000.00).

         7. PAYOFF OF LOANS. The Bank agrees that, if and only if the Remaining Businesses, by the Maturity Date of the Restructured Revolving Loan and the Term Loan, pay in full both the Restructured Revolving Loan and the Term Loan and pay all obligations due to the Bank with respect to the 1997 Letter of Credit or otherwise cause the Bank to be released from all obligations with respect to the 1997 Letter of Credit, or provide the Bank with a backup letter of credit reasonably satisfactory to Bank, no termination fee nor non-payment fee shall be due to the Bank hereunder or under the Remaining Businesses Loan Agreement. If, however,


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the Remaining  Businesses  fail to pay in full both the  Restructured  Revolving
Loan and the Term Loan and pay all obligations due to the Bank with respect to the 1997 Letter of Credit or otherwise cause the Bank to be released from all obligations with respect to the 1997 Letter of Credit or provide the Bank with a backup letter of credit reasonably satisfactory to Bank on or before the Maturity Date of the Restructured Revolving Loan and the Term Loan, then the Remaining Businesses shall pay to Bank on the Maturity Date a non-payment fee equal to $250,000.00 in cash.

         8.       PAYMENT OF LEGAL FEES.

                  a. Upon the Borrowers' execution and delivery of this Agreement, and monthly thereafter, the Remaining Businesses shall pay all of the fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Bank and the Participant in connection with the preparation, administration, amendment, modification, renewal, extension, or enforcement of this Agreement, the Existing Loan Agreement, the Existing Loans, and the transactions described herein and therein.

                  b. Ad Art and Hamilton will, on demand, reimburse the Bank and the Participant, respectively, for all expenses, including the fees and expenses of legal counsel for the Bank, incurred after the date of this Agreement in connection with the preparation, administration, amendment, modification, renewal, extension, or enforcement of this Agreement, the Ad Art Loan Agreement, and the Ad Art Loan Documents and any other documents related to this Agreement and the collection or attempted collection of the Ad Art Obligations. If timely reimbursement of such fees and expenses is not made by Ad Art or Hamilton, then the Bank shall have the right to draw funds from the Ad Art Loan and the Ad Art Winddown Loan in amounts sufficient to pay such fees and expenses.

                  c. The Remaining Businesses will, on demand, reimburse the Bank and the Participant, respectively, for all expenses, including the fees and expenses of legal counsel for the Bank incurred after the date of this Agreement in connection with the preparation, administration, amendment, modification, renewal, extension, or enforcement of this Agreement, the Remaining Businesses Loan Agreement, and the Remaining Businesses Loan Documents and any other documents related to this Agreement and the collection or attempted collection of the Remaining Businesses Obligations. If timely reimbursement of such fees and expenses is not made by the Remaining Businesses, then the Bank shall have the right to draw funds from the Restructured Revolving Loan in amounts sufficient to pay such fees and expenses.

         9. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby acknowledges, represents and warrants to Bank as follows: (i) Borrower has been fully advised by legal counsel of its rights and responsibilities under this Forbearance Agreement and of the legal effect hereof; (ii) Borrower has read and fully understands the contents of this Restructuring Agreement, and has freely and voluntarily executed this Restructuring Agreement; (iii) Borrower is sophisticated and knowledgeable in financial matters, both generally and with respect to transactions of the type described in this Agreement, the Loan Agreements and the other Loan Documents, and the documents, instruments and transactions contemplated thereby;
(iv) Borrower has received and has independently reviewed and evaluated, a copy of the Restructuring Agreement and all other documents and instruments executed or delivered in connection therewith, and fully understands the transactions contemplated thereby; (v) Borrower has made such independent review and evaluation, as well as all other decisions pertaining to the execution and delivery of this Restructuring Agreement, without any reliance upon any oral or written representation, warranty, advice or analysis of any kind whatsoever from Bank, however obtained; (vi) Borrower has determined, following such independent review and evaluation, that the benefits to it of the transactions contemplated by this Restructuring Agreement are direct and substantial, and that it is in the best interests of Borrower to execute and deliver this Restructuring Agreement; (vii) the individuals signing this Restructuring Agreement on behalf of Borrower are duly authorized and fully empowered to do so; (viii) the consideration flowing to Borrower under this Restructuring Agreement is an all respects substantial and sufficient; (ix) this Restructuring Agreement has been duly and validly executed and delivered by Borrower and is the valid and legally binding obligation of Borrower, enforceable in accordance with its terms; (x) all of the Borrowers are in good standing and existence and that each of them is authorized to enter into the transactions described herein; (xi) Certified Maintenance Service, Inc. has been dissolved and all of its assets have been distributed to and are owned by Don Bell; and (xii) on or about December 4, 2000, Display duly exercised its rights to and did convert its holdings of preferred stock issued by AmeriVision into shares of common stock.

         10. CONSENT TO RELIEF FROM STAY. EACH OF THE BORROWERS HEREBY AGREES THAT, IN CONSIDERATION OF THE RECITALS, WAIVERS, AND MUTUAL COVENANTS CONTAINED HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, INCLUDING THE RESTRUCTURING OF THE LOANS BY THE BANK PURSUANT TO THIS AGREEMENT, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, IN THE EVENT ANY OF THE BORROWERS (BY ITS OWN ACTION, OR THE ACTION OF ANY OTHER PERSONS) SHALL, ON OR BEFORE THE DATE THE BANK IS PAID IN FULL ON THE INDEBTEDNESS AS EVIDENCED BY THIS AGREEMENT OR THE LOAN AGREEMENTS, (A) FILE WITH A BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION FOR RELIEF UNDER TITLE 11 OF THE U.S. CODE (THE "BANKRUPTCY CODE"), AS AMENDED, OR ANY OTHERWISE APPLICABLE LAW OF ANY JURISDICTION, (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, LIQUIDATOR, (E) BE THE SUBJECT OF ANY ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OR COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, THE BANK SHALL THEREUPON BE ENTITLED TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE BANK AS PROVIDED IN THIS

AGREEMENT, THE LOAN AGREEMENTS, OR THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, INCLUDING, WITHOUT LIMITATION, ITS RIGHT TO FORECLOSE UPON AND REPOSSESS THE COLLATERAL. EACH OF THE BORROWERS HEREBY WAIVES THE BENEFITS OF SUCH AUTOMATIC STAY AND CONSENTS AND AGREES TO RAISE NO OBJECTION TO ANY REQUEST MADE BY THE BANK FOR SUCH RELIEF.

         11. RELEASE. EACH OF THE BORROWERS HEREBY RELEASES, ACQUITS, AND FOREVER DISCHARGES THE BANK, AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF THE BANK, AND FURTHER RELEASES, ACQUITS AND FOREVER DISCHARGES THE BANK'S PARTICIPANT IN THE REVOLVING LOAN, THE BANKER'S BANK (THE "PARTICIPANT"), AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF THE PARTICIPANT (COLLECTIVELY, THE "RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, SUITS, DAMAGES, DEBTS, LIENS, OBLIGATIONS, LIABILITIES, JUDGMENTS, EXECUTIONS DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF ANY KIND, CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT OR INDIRECT, FIXED OR CONTINGENT, AT LAW OR IN EQUITY, WHETHER HERETOFORE OR HEREAFTER ARISING, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, ON OR PRIOR TO THE DATE OF THIS AGREEMENT, OR IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR ANY WAY RELATED TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, ANY INSTRUMENT EXECUTED ON OR PRIOR TO THE DATE OF THIS AGREEMENT, OR ANY OF THE LOANS, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, LIABILITIES OR OBLIGATIONS ARISING WITH RESPECT TO SETTLEMENT OR RESTRUCTURING NEGOTIATIONS (ALL OF THE FOREGOING SHALL BE REFERRED TO HEREINAFTER AS THE "RELEASED MATTERS"). EACH OF THE BORROWERS REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NOT TRANSFERRED, ASSIGNED OR OTHERWISE CONVEYED, OR PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY, ANY RIGHT, TITLE OR INTEREST OF THE BORROWERS IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF ALL RELEASED MATTERS. THE PROVISIONS OF THIS SECTION SHALL BE BINDING UPON EACH OF THE BORROWERS, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF BANK, THE PARTICIPANT, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         12. CONDITIONS PRECEDENT. The obligations of the Bank under Sections 3, 4 and 5(c) of this Agreement, and the enforceability of the terms and conditions of Sections 3, 4 and 5(c) of this Agreement against the Bank, are conditioned expressly upon the satisfaction of the following conditions:

                  a. The Borrowers each shall have delivered or caused to be delivered to Bank the following documents and instruments, all of which shall be satisfactory in form and substance to Bank and its counsel:

                           i. this Agreement executed by each of the Borrowers, along with all of the Exhibits to this Agreement;

                           ii. the Ad Art Loan Agreement executed by Ad Art and Hamilton, along with all of the exhibits to such agreement;

                           iii. the Remaining Businesses Loan Agreement executed by each of the Remaining Businesses, along with all of the exhibits to such agreement; and

                           iv. such security documents, duly-executed by the Borrowers, as necessary for the Bank to obtain perfected security interests and liens in all of the collateral described in the Loan Agreements and in this Agreement.

                  b. the Remaining Businesses shall have paid in cash all the reasonable legal fees and expenses (including, without limitation, any and all recording costs) of both the Bank and the Participant incurred through the date on which the Borrowers sign and deliver this Agreement to the Bank;

                  c. the receipt by Bank of the Participant's written consent to such transactions contemplated by this Agreement that require, as the Bank in its sole and absolute discretion determines, the prior written consent of the Participant under the Participation Agreement;


                  d. all representations and warranties of the Borrowers in the Loan Agreements and herein shall be accurate and complete in all respects on and as of the date of this Agreement; and

                  e. the delivery of all documents, instruments and things required under either of the Loan Agreements.

         13.      MISCELLANEOUS.

                  a. CONSTRUCTION. The provisions of this Agreement shall be in addition to those of the Loan Agreements, any guaranty, pledge or security agreement, note or other evidence of liability held by the Bank, all of which are incorporated herein and shall be construed as complementary to each other. Nothing herein contained shall prevent the Bank from enforcing any or all other notes, guaranties, pledges or security agreements in accordance with their respective terms.

                  b. FURTHER ASSURANCE. From time to time, the Borrowers will execute and deliver to the Bank such additional documents and will provide such additional information as the Bank may reasonably require to carry out the terms of this Agreement and be informed of the status and affairs of the Borrowers.

                  c. ENFORCEMENT AND WAIVER BY THE BANK. The Bank shall have the right at all times to enforce the provisions of this Agreement, the Loan Agreements, and the other Loan Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Bank in refraining from so doing at any time or times. The failure of the Bank at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of the Bank are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

                  d. NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or telegraph, or facsimile, as follows, unless such address is changed by written notice hereunder:

                           If to Ad Art or Hamilton:

                           5029 Edgewater Drive
                           Orlando, Florida  32810
                           Facsimile:  (407) 521-8767
                           Attention:  President

                           with a copy to:

                           Raymond James Capital Partners, L.P.
                           c/o Raymond James Capital, Inc.
                           880 Carillon Parkway
                           St. Petersburg, Florida  33716
                           Facsimile:  (727) 575-5873
                           Attention:  Gary A. Downing

                           and

                           Kilpatrick Stockton LLP
                           1100 Peachtree Street
                           Suite 2800
                           Atlanta, Georgia  30309
                           Facsimile:  (404) 815-6555
                           Attention:  Larry D. Ledbetter

                           If to the Remaining Businesses or any of them:

                           5029 Edgewater Drive
                           Orlando, Florida  32810
                           Facsimile:  (407) 521-8767
                           Attention:  President

                           with a copy to:

                           Raymond James Capital Partners, L.P.
                           c/o Raymond James Capital, Inc.
                           880 Carillon Parkway
                           St. Petersburg, Florida  33716
                           Facsimile:  (727) 575-5873
                           Attention:  Gary A. Downing

                           and

                           Kilpatrick Stockton LLP
                           1100 Peachtree Street
                           Suite 2800
                           Atlanta, Georgia  30309
                           Facsimile:  (404) 815-6555
                           Attention:  Larry D. Ledbetter

                           If to the Bank:

                           SouthTrust Bank
                           P.O. Box 2554
                           Birmingham, Alabama 35290
                           Facsimile #(205) 254-4852
                           Attention: Mr. Andrew Raine- Special Assets
                                                        Department

                           with a copy to:

                           Bradley Arant Rose & White LLP
                           1400 Park Place Tower
                           2001 Park Place
                           Birmingham, Alabama 35203
                           Facsimile #(205) 521-8500
                           Attention: Jay Bender, Esq.

                  e. PARTICIPATION.  Notwithstanding any other provision of this
Agreement, the Borrower understands that the Bank has entered into a participation agreement with the Participant and may enter into other participation agreements with other participants whereby the Bank will allocate certain percentages of its commitment to them. The Borrower acknowledges that, for the convenience of all parties, this Agreement is being entered into with the Bank only and that its obligations under this Agreement are undertaken for the benefit of, and as an inducement to, the Participant and to any other participant as well as the Bank, and each of the other Borrowers hereby grants to the Participant and each other participant, to the extent of its participation in the Obligations, the right to set off deposit accounts maintained by the respective Borrowers with such participant. Each of the Borrowers authorizes the Bank to disclose financial and other information regarding the Borrower to the Participant and other potential participants.

                  f. GOVERNING LAW. This Agreement is entered into and performable in Jefferson County, Alabama, and the substantive Laws of the United States and the State of Alabama, without giving effect to its principles of conflict of laws, shall govern the construction of this Agreement and the documents executed and delivered pursuant hereto, and the rights and remedies of the parties hereto and thereto, except to the extent that the location of any Collateral in a state or jurisdiction other than Alabama requires that the perfection of the Bank's security interest hereunder, and the enforcement of certain of the Bank's remedies with respect to the Collateral, be governed by the laws of such other state or jurisdiction.

                  g.       SUBMISSION TO JURISDICTION; WAIVERS.

                           i.  EACH  OF THE  BORROWERS  HEREBY  IRREVOCABLY  AND
UNCONDITIONALLY:

                               (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ALABAMA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ALABAMA, AND APPELLATE COURTS FROM ANY THEREOF;

                               (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN

                                    INCONVENIENT  COURT AND  AGREES NOT TO PLEAD
                                    OR CLAIM THE SAME;

                               (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 13(D) OR AT SUCH OTHER ADDRESS OF WHICH THE BANK SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

                               (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                           ii. EACH OF THE BORROWERS AND THE BANK HEREBY:

                               (A) IRREVOCABLY AND UNCONDITIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM OF ANY TYPE AS TO ANY MATTER ARISING DIRECTLY OR INDIRECTLY OUT OF OR WITH RESPECT TO THIS AGREEMENT, THE LOAN AGREEMENTS, THE NOTES, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH; AND

                               (B) AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY OF ANY KIND WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPE-

                                    TENT JURISDICTION BY A JUDGE SITTING WITHOUT
                                    A JURY.

                  h. BINDING EFFECT, ASSIGNMENT. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Borrowers have no right to assign any of their rights or obligations hereunder without the prior written consent of the Bank.

                  i. ENTIRE AGREEMENT, AMENDMENTS. This Agreement, including the Exhibits hereto, all of which are hereby incorporated herein by reference, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party.

                  j. SEVERABILITY. If any provision of this Agreement, the Loan Agreements, the Notes, or the Loan Documents shall be held invalid under any applicable Laws, such invalidity shall not affect any other provision of this Agreement or such other instrument or agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

                  k. HEADINGS. The paragraph and subparagraph headings hereof are inserted for convenience of reference only, and shall not alter, define, or be used in construing the text of such paragraphs or subparagraphs.

                  l. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

                  m. SEAL. This Agreement is intended to take effect as an instrument under seal.

                  n. INTERPRETATION. This Agreement, the Loan Agreements, and the Loan Documents shall be construed liberally to effectuate the rights and remedies of the parties hereto as expressed herein, and neither such principle of interpretation nor the express language of this Agreement, the Loan Agreements, and the Loan Documents shall be impaired or adversely affected by any instruments and documents executed in connection herewith. The deletion of any provision from a prior draft of this Agreement, the Loan Agreements, or any of the Loan Documents shall not and shall not be deemed to constitute (and shall not be used as) evidence of any fact or interpretation, since the parties may disagree as to the meaning and effect of such a deletion, as no prior draft of this Agreement, the Loan Agreements, or the Loan Documents shall be admissible as evidence of the meaning of this Agreement, the Loan Agreements, or any of the Loan Documents. Should any provision of this Agreement, the Loan Agreements, or any of the other Loan Documents require judicial interpretation, it is agreed that a court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Agreement, the Loan Agreements, and the Loan Documents.

                  o. NO FURTHER COMMITMENT. Each of the Borrowers expressly acknowledges that (i) the Bank has not made and is not making any commitment for, and that there is no understanding, explicit or implicit, relating to, or affecting, financing, except as expressly set forth herein and in the Loan Agreements, and (ii) the Bank has made no commitment with respect to, and there is no understanding, explicit or implicit, relating to or affecting the terms of any further restructure or workout of the Ad Art Obligations or the Remaining Businesses Obligations other than as expressly provided in this Agreement and the Loan Agreements.

                  p. LIMITED RELATIONSHIPS. Neither Bank nor any representative of Bank at any time has agreed or consented to being an agent, principal, business associate or participant, joint venturer, partner or alter ego of any of the Borrowers or any of their affiliates, and no such relationship is contemplated. No person except employees of the Bank and the Bank's counsel has at any time been directly or indirectly authorized by the Bank to directly or indirectly represent, speak or act for or on behalf of the Bank with respect to any matter whatsoever related to, arising out of or connected with this Agreement or any other matter or contract.

                  q. USURY. In no event shall this or any other provision herein or in the Loan Agreements or other Loan Documents permit the collection of any interest which would be usurious under the laws of the State of Alabama. If any such interest in excess of the maximum rate allowable under applicable law has been collected, each of the Borrowers agrees that the amount of interest collected above the maximum rate permitted by applicable law, together with interest thereon at the rate required by applicable law, shall be refunded to the Borrowers, and each of the Borrowers agrees to accept such refund, or, at the Borrowers' option, such refund shall be applied as a principal payment hereunder.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.

                                        DISPLAY TECHNOLOGIES, INC.,
                                        a Nevada corporation


                                        By:    /s/ J. William Brandner
                                           ------------------------------------
                                           Name:  J. William Brandner
                                           Its:   President


                                        DON BELL INDUSTRIES, INC.,
                                        a Florida corporation


                                        By: /s/ William Brandner
                                           ------------------------------------
                                           Name:  William Brandner
                                           Its:   Chairman


                                        J. M. STEWART MANUFACTURING, INC.,
                                        a Florida corporation


                                        By: /s/ William Brandner
                                           -------------------------------------
                                           Name:  William Brandner
                                           Its:   President


                                        LA-MAN CORPORATION,
                                        a Nevada corporation


                                         By:  /s/ J. William Brandner
                                            ------------------------------------
                                            Name:  J. William Brandner
                                            Its:   Chairman

                                         J. M. STEWART CORPORATION,
                                         a Florida corporation


                                         By: /s/ J. Willian Brandner
                                            ------------------------------------
                                            Name:  J. William Brandner
                                            Its:   Vice President


                                         J. M. STEWART INDUSTRIES, INC.,
                                         a Florida corporation


                                        By:  /s/ J. William Brandner
                                           -------------------------------------
                                           Name:  J. William Brandner
                                           Its:   Vice President


                                         VISION TRUST MARKETING, INC.,
                                         a Florida corporation


                                         By: /s/ J. William Brandner
                                            ------------------------------------
                                            Name:  J. William Brandner
                                            Its:   President


                                         LOCKWOOD SIGN GROUP, INC.
                                         a Florida corporation


                                         By:  /s/ J. William Brandner
                                            ------------------------------------
                                            Name:  J. William Brandner
                                            Its:   Chairman



                                          HAMILTON DIGITAL DESIGNS, LTD.

                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                             Name:  J. William Brandner
                                             Its:   Chairman

                                          AMERIVISION OUTDOOR, INC.

                                          By:  /s/ Todd D. Thrasher
                                             -----------------------------------
                                             Name:  Todd D. Thrasher
                                             Its:   Vice President


                                          SOUTHTRUST BANK

                                           By: /s/ Andrew Raine
                                              ----------------------------------
                                              Name: Andrew Raine
                                              Its:  Vice President

STATE OF GEORGIA  )
                  :
FULTON COUNTY     )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President of Display Technologies, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.

                                                 [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]           My commission expires: [Notary Stamp appears here]

STATE OF GEORGIA    )
                    :
FULTON COUNTY       )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Ad Art Electronic Sign Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.


                                              [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]            My commission expires:[Notary Stamp appears here]

STATE OF GEORGIA     )
                     :
FULTON COUNTY        )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Don Bell Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.


                                                  [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]         My commission expires: [Notary Stamp appears here]

STATE OF GEORGIA     )
                     :
FULTON COUNTY        )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President of J.M. Stewart Manufacturing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.


                                              [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]         My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA     )
                     :
FULTON COUNTY        )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of La-Man Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.


                                               [stamp]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]       My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA        )
                        :
FULTON COUNTY           )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Vice President of J.M. Stewart Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.


                                              [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]      My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA           )
                           :
FULTON COUNTY              )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Vice President of J.M. Stewart Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.


                                                [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]             My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA           )
                           :
FULTON COUNTY              )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President of Vision Trust Marketing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.

                                               [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]         My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA           )
                           :
FULTON COUNTY              )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Lockwood Sign Group, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.

                                              [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]          My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA           )
                           :
FULTON COUNTY              )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Hamilton Digital Designs, Ltd., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.

                                               [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]             My commission expires:  [Notary Stamp appears here]

STATE OF GEORGIA           )
                           :
FULTON COUNTY              )


                  I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Todd D. Thrasher whose name as Vice President of AmeriVision Outdoor, Inc., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 11th day of January, 2001.

                                                [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]           My commission expires:  [Notary Stamp appears here]

STATE OF ALABAMA           )
                           :
JEFFERSON COUNTY           )


                  I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Andrew Paine, whose name as Vice President of SOUTHTRUST BANK, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this 18th day of January, 2001.

                                                  [signed]
                                          -------------------------
                                               Notary Public

[NOTARIAL SEAL]        My commission expires:  [Notary Stamp appears here]

                                    EXHIBIT A

                              AD ART LOAN AGREEMENT

                                    EXHIBIT B

                       REMAINING BUSINESSES LOAN AGREEMENT

                                    EXHIBIT C

                             LIST OF LOAN DOCUMENTS

                                    EXHIBIT D

                  DESCRIPTION OF AD ART INELIGIBLE RECEIVABLES

                                    EXHIBIT E

               DESCRIPTION OF REMAINING BUSINESSES EXCLUDED ASSETS